CLOSING CERTIFICATION AND AGREEMENT
BY BORROWER

THIS CLOSING CERTIFICATION AND AGREEMENT BY BORROWER is made and entered into the 18th day of Februray, 2025, by **WIDEPOINT CORPORATION,** a Delaware corporation, **WIDEPOINT INTEGRATED SOLUTIONS CORP**., a Virginia corporation, **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION**, a Virginia corporation, **WIDEPOINT MOBILE CORPORATION**, a Virginia corporation, **IT AUTHORITIES, INC.,** a Florida corporation and **WIDEPOINT GLOBAL SOLUTIONS, INC**., a Delaware corporation (individually and collectively, the "Borrower") for and on behalf of **OLD DOMINION NATIONAL BANK** (the "Lender").

WITNESSETH

WHEREAS, at Borrower's request, Lender agreed to modify the terms of a revolving line of credit loan it previously made to Borrower in the original principal amount of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00)** (the "Loan") by extending the maturity date hereof; and

WHEREAS, Borrower's obligation to repay the Loan, as so modified, is evidenced by that certain Promissory Note dated February 29, 2024, as modified by Amendment to Note of even date herewith (collectively, the "Note"), in the principal amount of **FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00),** which has been duly executed and delivered by the Borrower to the Lender, and secured by a first lien UCC-1 Financing Statement on all of the Borrower's business assets, including, but not limited to, all accounts receivable (collectively, the "Collateral"); and

WHEREAS, the Borrower desires to enter into this Closing Certification and Agreement to induce the Lender to permit the aforementioned modification of the Loan.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower certifies and agrees as follows:

1. The recitals set forth above are by this reference incorporated herein and made a part hereof.

2. The Loan Documents have been duly executed and delivered by the Borrower and constitute the valid, legally binding, and enforceable obligations of the Borrower.

3. The financial statements and information heretofore delivered to the Lender by the Borrower are true and correct in all material respects and fairly present the respective financial conditions of the subjects thereof as of the respective dates of such financial statements. No materially adverse change has occurred in the financial conditions reflected therein since the respective date thereof.

4. The Collateral is subject only to the lien held by the Lender and the Borrower has not entered into any other obligations which now or hereafter would create a lien or give a right to a lien on such Collateral.

5. The Borrower hereby covenants that the Loan is a commercial loan and is made solely for business or commercial investment purposes.

6. Borrower warrants and represents that (a) **WIDEPOINT CORPORATION** is a corporation duly and properly organized under the laws of the State of Delaware; **WIDEPOINT INTEGRATED SOLUTIONS CORP.**, is a corporation duly and properly organized under the laws of the Commonwalth of Virginia; **WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION**, is a corporation duly and properly organized under the laws of the Commonwalth of Virginia; **WIDEPOINT MOBILE CORPORATION**, is a corporation duly and properly organized under the laws of the Commonwalth of Virginia; **IT AUTHORITIES, INC.,** is a corporation duly and properly organized under the laws of the State of Florida; and **WIDEPOINT GLOBAL SOLUTIONS, INC.**, is a corporation duly and properly organized under the laws of the State of Delaware; (b) each borrowing entity has the power and authority to own its properties and to carry on its business as now being conducted, and (c) each borrowing entity has obtained all necessary authorizations and consents to enter into, consummate, and perform under the Loan Documents it has executed and delivered to the Lender.

7. The Borrower warrants and represents that there is not pending against the Borrower any petition in bankruptcy, voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization or arrangement under the bankruptcy or insolvency laws of the United States or any state thereof, or any other action brought under the aforesaid bankruptcy or insolvency laws, and no order has been entered granting relief or approving a petition under any of the aforesaid laws.

8. The Borrower warrants and represents that it is not in default under any credit obligations, that there are no outstanding judgments against the Borrower, and that there is no litigation at law or in equity or any proceeding before any governmental agency involving the said parties which would affect the said parties' authority to do business or the performance of their respective obligations under the Loan.

9. All of the Borrower's warranties, representations, covenants, agreements, and obligations contained herein shall survive closing of the loan modification and remain in full force and effect. A breach of any warranty, representation, covenant, agreement, condition precedent, or any other obligation of the Borrower under the terms hereof shall be an event of default under the Loan Documents.

WITNESS the following signatures as of the date first above written.

WITNESS:

BORROWER:
WIDEPOINT CORPORATION

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

WIDEPOINT INTEGRATED SOLUTIONS CORP.

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

WIDEPOINT CYBERSECURITY SOLUTIONS CORPORATION

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

WIDEPOINT MOBILE CORPORATION

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

IT AUTHORITIES, INC.

By: ______________________________ (SEAL)
ROBERT GEORGE, Chief Financial Officer

WIDEPOINT GLOBAL SOLUTIONS, INC.

By: ______________________________(SEAL)
ROBERT GEORGE, Chief Financial Officer